EXHIBIT 4.1

     NUMBER                                                        SHARES
      1775                                                      COMMON STOCK
  COMMON STOCK

                          MISSION WEST PROPERTIES, INC.

THIS CERTIFICATE IS TRANSFERABLE             SEE REVERSE FOR IMPORTANT NOTICE ON
IN DENVER, CO OR IN NEW YORK, NY               TRANSFER RESTRICTIONS AND OTHER
                                                         INFORMATION
                                                      CUSIP 605203 10 8
                          INCORPORATED UNDER THE LAWS
                            OF THE STATE OF MARYLAND

THIS CERTIFIES THAT



IS THE RECORD HOLDER OF


       FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR
                              VALUE PER SHARE, OF

                          MISSION WEST PROPERTIES, INC.

(the "Corporation") transferable on the books of the Corporation in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the charter of the Corporation (the "Charter") and the Bylaws of the Corporation and any amendments thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



       SECRETARY                                                PRESIDENT




COUNTERSIGNED AND REGISTERED:
AMERICAN SECURITIES TRANSFER & TRUST, INC.
P.O. Box 1596, Denver, Colorado 90201


By

TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE

                                IMPORTANT NOTICE

     The Corporation will furnish to any stockholder, on request and without charge, a full statement of the information required by Section 2-211(b) of the Corporations and Associations Article of the Annotated Code of Maryland with respect to the designation and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation has authority to issue and, if the Corporation is authorized to issue any preferred or special class in series, (i) the differences in the relative rights and preferences between the shares of each series to the extent set, and (ii) the authority of the Board of Directors to set such rights and preferences of subsequent series. The foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to the charter of the Corporation (the "Charter"), a copy of which be sent without charge to each stockholder who so requests. Such request must be made to the Secretary of the Corporation at its principal office or to the Transfer Agent.
     The Corporation will furnish a full statement about the restrictions on transferability with respect to the shares represented by this certificate to each holder of Capital Stock of the Corporation on request and without charge. Such request must be made to the Secretary of the Corporation at its principal office or to the Transfer Agent.
     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM   -as tenants in common                     UNIF GIFT MIN ACT -............Custodian ................
TEN ENT   -as tenants by the entireties                                   (Cust)                 (Minor)
JT TEN    -as joint tenants with right of                              under Uniform Gifts to Minors Act
           survivorship and not as tenants in
           common                                                      ......................................
                                                                                       (State)

                                                    UNIF TRF MIN ACT -.............Custodian (until age .....)
                                                                          (Cust)

                                                                       ............. under uniform Transfers
                                                                          (Minor)
                                                                       to Minors Act ........................
                                                                                              (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________________ hereby sells, assigns and transfers unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
-------------------------------------------------------------------------

of the  capital  stock  represented  by the  within  Certificate,  and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Date:
     ---------------------                X:
                                            ------------------------------------
                                          X:
                                            ------------------------------------
                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME(S) AS
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT
                                            OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By
  ------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUANRANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.